Employees	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Employees
4. Employees
4A. Staff and management costs

	€ million	€ million	€ million
Staff costs	2020	2019	2018
Wages and salaries	(5,051)	(5,364)	(5,346)
Social security costs	(519)	(541)	(571)
Other pension costs	(419)	(334)	(439)
Share-based compensation costs	(108)	(151)	(196)

	(6,097)	(6,390)	(6,552)

	‘000	‘000	‘000
Average number of employees during the year	2020	2019	2018
Asia/AMET/RUB	83	84	88
The Americas	38	40	40
Europe	29	29	30

	150	153	158

	€ million	€ million	€ million
Key management compensation	2020	2019	2018
Salaries and short-term employee benefits	(28)	(42)	(40)
Post-employment benefits	—	—	—
Share-based benefits (a)	(5)	(16)	(13)

	(33)	(58)	(53)

Of which: Executive Directors	(6)	(9)	(13)
Other (b)	(27)	(49)	(40)

Non-Executive Directors’ fees	(2)	(2)	(2)

	(35)	(60)	(55)

(a)	Share-based benefits are expenses recognised for the period. Share-based benefits compensation on a vesting basis is € 10 million (2019: € 17 million; 2018: € 19 million).
(b)	Other includes all members of the Unilever Leadership Executive, other than Executive Directors.
Key management are defined as the members of Unilever Leadership Executive (ULE) and the
Non-Executive
Directors. Compensation for the ULE includes the full-year compensation for ULE members who joined part way through the year.
4B. Pensions and similar obligations
For defined benefit plans, operating and finance costs are recognised separately in the income statement. The amount charged to operating cost in the income statement is the cost of accruing pension benefits promised to employees over the year, plus the costs of individual events such as past service benefit changes, settlements and curtailments (such events are recognised immediately in the income statement). The amount charged or credited to finance costs is a net interest expense calculated by applying the liability discount rate to the net defined benefit liability or asset. Any differences between the expected interest on assets and the return actually achieved, and any changes in the liabilities over the year due to changes in assumptions or experience within the plans, are recognised immediately in the statement of comprehensive income.
The defined benefit plan surplus or deficit on the balance sheet comprises the total for each plan of the fair value of plan assets less the present value of the defined benefit liabilities (using a discount rate based on high-quality corporate bonds, or a suitable alternative where there is no active corporate bond market).
All defined benefit plans are subject to regular actuarial review using the projected unit method by external consultants. The Group policy is that the most material plans, representing approximately 85% of the defined benefit liabilities, are formally valued every year. Other material plans, accounting for a further 11% of the liabilities, have their liabilities updated each year. Group policy for the remaining plans requires a full actuarial valuation at least every three years. Asset values for all plans are updated every year.
For defined contribution plans, the charges to the income statement are the company contributions payable, as the company’s obligation is limited to the contributions paid into the plans. The assets and liabilities of such plans are not included in the balance sheet of the Group.
Description of plans
The Group increasingly operates a number of defined contribution plans, the assets of which are held in external funds. In certain countries the Group operates defined benefit pension plans based on employee pensionable remuneration and length of service. The majority of defined benefit plans are either career average, final salary or hybrid plans and operate on a funded basis with assets held in external funds. Benefits are determined by the plan rules and are linked to inflation in some countries. Our largest plans are in the UK and the Netherlands. In the UK, we currently operate a combination of an open career average defined benefit plan with a salary limit for benefit accrual, and a defined contribution plan. The career average defined benefit plan will be closed to new entrants later in 2021. In the Netherlands, we operate a collective defined contribution plan for all new benefit accrual and a closed career average defined benefit plan for benefits built up to April 2015.
The Group also provides other post-employment benefits, mainly post-employment healthcare plans in the United States. These plans are predominantly unfunded.
Governance
The majority of the Group’s externally funded plans are established as trusts, foundations or similar entities. The operation of these entities is governed by local regulations and practice in each country, as is the nature of the relationship between the Group and the Trustees (or equivalent) and their composition. Where Trustees (or equivalent) are in place to operate plans, they are generally required to act on behalf of the plan’s stakeholders. They are tasked with periodic reviews of the solvency of the plan in accordance with local legislation and play a role in the long-term investment and funding strategy. The Group also has an internal body, the Pensions and Equity Committee, that is responsible for setting the company’s policies and decision-making on plan matters, including but not limited to design, funding, investments, risk management and governance.
Investment strategy
The Group’s investment strategy in respect of its funded plans is implemented within the framework of the various statutory requirements of the territories where the plans are based. The Group has developed policy guidelines for the allocation of assets to different classes with the objective of controlling risk and maintaining the right balance between risk and long-term returns in order to limit the cost to the Group of the benefits provided. To achieve this, investments are well diversified, such that the failure of any single investment would not have a material impact on the overall level of assets. The plans continue to invest a good proportion of the assets in equities, which the Group believes offer the best returns over the long term, commensurate with an acceptable level of risk. The plans expose the Group to a number of actuarial risks such as investment risk, interest rate risk, longevity risk and, in certain markets, inflation risk. There are no unusual entity or plan-specific risks to the Group. For risk control, the pension funds also have significant investments in liability matching assets (bonds) as well as in property and other alternative assets; additionally, the Group uses derivatives to further mitigate the impact of the risks outlined above. The majority of assets are managed by a number of external fund managers with a small proportion managed in-house.
Unilever has a pooled investment vehicle (Univest) which it believes offers its pension plans around the world a simplified externally managed investment vehicle to implement their strategic asset allocation models, currently for bonds, equities and alternative assets. The aim is to provide high-quality, well diversified, cost-effective, risk-controlled vehicles. The pension plans’ investments are overseen by Unilever’s internal investment company, the Univest Company.

Assumptions
With the objective of presenting the assets and liabilities of the pensions and other post-employment benefit plans at their fair value on the balance sheet, assumptions under IAS 19 are set by reference to market conditions at the valuation date. The actuarial assumptions used to calculate the benefit liabilities vary according to the country in which the plan is situated. The following table shows the assumptions, weighted by liabilities, used to value the principal defined benefit plans (representing approximately 96% of total pension liabilities and other post-employment benefit liabilities).

	31 December 2020		31 December 2019
	Defined benefit pension plans	Other post- employment benefit plans	Defined benefit pension plans	Other post- employment benefit plans
Discount rate	1.3%	3.3%	1.9%	3.9%
Inflation	2.2%	n/a	2.3%	n/a
Rate of increase in salaries	2.9%	3.0%	2.9%	3.0%
Rate of increase for pensions in payment (where provided)	2.1%	n/a	2.2%	n/a
Rate of increase for pensions in deferment (where provided)	2.3%	n/a	2.4%	n/a
Long-term medical cost inflation	n/a	5.1%	n/a	5.4%
The valuations of other post-employment benefit plans generally assume a higher initial level of medical cost inflation, which falls from 6% to the long-term rate within the next four years. Assumed healthcare cost trend rates have a significant effect on the amounts reported for healthcare plans.
During 2020, refinements were made in assumption setting methodologies to reflect changes being made more generally by corporates and their advisers in setting discount rates and future inflation rates, specifically in the UK, which resulted in a €880 million lower liability.

For the UK and Netherlands pension plans, representing approximately 70% of all defined benefit pension liabilities, the assumptions used at 31 December 2020 and 2019 were:

	United Kingdom		Netherlands
	2020	2019	2020	2019
Discount rate	1.4%	2.0%	0.7%	1.1%
Inflation	2.7%	2.9%	1.5%	1.5%
Rate of increase in salaries	3.3%	3.2%	2.0%	2.0%
Rate of increase for pensions in payment (where provided)	2.7%	2.8%	1.5%	1.5%
Rate of increase for pensions in deferment (where provided)	2.7%	2.8%	1.5%	1.5%
Number of years a current pensioner is expected to live beyond age 65:
Men	21.7	21.6	21.5	22.6
Women	23.4	23.4	23.6	24.1
Number of years a future pensioner currently aged 45 is expected to live beyond age 65:
Men	22.7	22.6	23.4	24.5
Women	24.6	24.6	25.4	26.2
Demographic assumptions, such as mortality rates, are set with having regard to the latest trends in life expectancy (including expectations of future improvements), plan experience and other relevant data. These assumptions are reviewed and updated as necessary as part of the periodic actuarial valuation of the pension plans. The years of life expectancy for 2020 above have been translated from the following tables:
UK:
Standard life expectancy tables Series S3, adjusted to reflect the experience of our plan members analysed as part of the 2019 actuarial valuation. Future improvements in longevity have been allowed for in line with the core CMI 2018 Mortality Projections Model with a 1.0% p.a. long-term improvement rate.
Netherlands:
The Dutch Actuarial Society’s AG Prognosetafel 2020 table is used with correction factors (2020) to allow for the typically longer life expectancy for fund members relative to the general population. This table has an in-built
allowance for future improvements in longevity.
The remaining defined benefit plans are considered immaterial. Their assumptions vary due to a number of factors including the currency and long-term economic conditions of the countries where they are situated.

Income statement
The charge to the income statement comprises:

		€ million	€ million	€ million
	Notes	2020	2019	2018
Charged to operating profit:
Defined benefit pension and other benefit plans:
Current service cost		(223)	(216)	(220)
Employee contributions		17	17	17
Special termination benefits		(37)	(5)	(16)
Past service cost including (losses)/gains on curtailments		20	65	(41)
Settlements		7	(2)	—
Defined contribution plans		(203)	(193)	(179)

Total operating cost	4A	(419)	(334)	(439)

Finance income/(cost) (a)	5	(9)	(30)	(25)

Net impact on the income statement (before tax)		(428)	(364)	(464)

(a) This includes the impact of interest on asset ceiling.
Statement of comprehensive income
Amounts recognised in the statement of comprehensive income on the remeasurement of the net defined benefit liability/asset.

	€ million 2020	€ million 2019	€ million 2018
Return on plan assets excluding amounts included in net finance income/(cost)	1,494	2,385	(1,108)
Change in asset ceiling, excluding amounts included in finance cost	2	(37)	—
Actuarial gains/(losses) arising from changes in demographic assumptions	246	183	42
Actuarial gains/(losses) arising from changes in financial assumptions	(1,414)	(2,138)	611
Experience gains/(losses) arising on pension plan and other benefit plan liabilities	(78)	(12)	18

Total of defined benefit costs recognised in other comprehensive income	250	381	(437)

Balance sheet
The assets, liabilities and surplus/(deficit) position of the pension and other post-employment benefit plans at the balance sheet date were:

	€ million 2020		€ million 2019
	Pension plans	Other post- employment benefit plans	Pension plans	Other post- employment benefit plans
Fair value of assets	24,023	9	23,749	14
Present value of liabilities	(23,272)	(447)	(23,438)	(484)

Computed net assets/(liabilities)	751	(438)	311	(470)

Irrecoverable surplus (a)	(26)	—	(37)	—
Net pension assets/(liabilities)	725	(438)	274	(470)

Of which in respect of:
Funded plans in surplus:
Liabilities	(18,043)	—	(17,772)	—
Assets	20,790	1	20,229	2

Aggregate Surplus:	2,747	1	2,457	2
Irrecoverable surplus	(26)	—	(37)	—

Pension asset net of liabilities	2,721	1	2,420	2
Funded plans in deficit:
Liabilities	(4,310)	(40)	(4,657)	(32)
Assets	3,233	8	3,520	12

Pension liability net of assets	(1,077)	(32)	(1,137)	(20)
Unfunded plans:
Pension liability	(919)	(407)	(1,009)	(452)

(a)
A surplus is deemed recoverable to the extent that the Group can benefit economically from the surplus. Unilever assesses the maximum economic benefit available through a combination of refunds and reductions in future contributions in accordance with local legislation and individual financing arrangements with each of our funded defined benefit plans.

Reconciliation of change in assets and liabilities
The group of plans within ‘Rest of world’ category in the tables below are not materially different with respect to their risks that would require disaggregated disclosure.
Movements in assets during the year:

	UK	Netherlands	Rest of world	€ million 2020 Total	UK	Netherlands	Rest of world	€ million 2019 Total
1 January	12,122	5,522	6,082	23,726	10,329	4,996	5,555	20,880
Employee contributions	—	—	17	17	—	—	17	17
Settlements	—	—	(67)	(67)	—	—	—	—
Actual return on plan assets (excluding amounts in net finance income/charge)	1,109	206	179	1,494	1,233	588	564	2,385
Change in asset ceiling, excluding amounts included in finance cost	—	—	2	2	—	—	(37)	(37)
Interest income (a)	230	60	146	436	292	89	192	573
Employer contributions	104	12	282	398	94	14	293	401
Benefit payments	(467)	(166)	(507)	(1,140)	(455)	(165)	(588)	(1,208)
Others	46	(47)	21	20	—	—	2	2
Currency retranslation	(645)	—	(235)	(880)	629	—	84	713

31 December	12,499	5,587	5,920	24,006	12,122	5,522	6,082	23,726

(a)	This includes the impact of interest on asset ceiling.
Movements in liabilities during the year:

	UK	Netherlands	Rest of world	€ million 2020 Total	UK	Netherlands	Rest of world	€ million 2019 Total
1 January	(11,001)	(5,097)	(7,824)	(23,922)	(9,739)	(4,664)	(7,351)	(21,754)
Current service cost	(114)	(3)	(106)	(223)	(104)	(4)	(108)	(216)
Special termination benefits	—	—	(37)	(37)	—	—	(5)	(5)
Past service costs including (losses)/gains on curtailments	17	—	3	20	56	—	9	65
Settlements	—	—	74	74	—	—	(2)	(2)
Interest cost	(208)	(55)	(182)	(445)	(276)	(82)	(245)	(603)
Actuarial gain/(loss) arising from changes in demographic assumptions	(1)	245	2	246	157	14	12	183
Actuarial gain/(loss) arising from changes in financial assumptions	(806)	(354)	(254)	(1,414)	(955)	(511)	(672)	(2,138)
Actuarial gain/(loss) arising from experience adjustments	(67)	(6)	(5)	(78)	(44)	(15)	47	(12)
Benefit payments	467	166	507	1,140	455	165	588	1,208
Others	(44)	44	(38)	(38)	—	—	(20)	(20)
Currency retranslation	609	—	349	958	(551)	—	(77)	(628)

31 December	(11,148)	(5,060)	(7,511)	(23,719)	(11,001)	(5,097)	(7,824)	(23,922)

Movements in (deficit)/surplus during the year:

	UK	Netherlands	Rest of world	€ million 2020 Total	UK	Netherlands	Rest of world	€ million 2019 Total
1 January	1,121	425	(1,742)	(196)	590	332	(1,796)	(874)
Current service cost	(114)	(3)	(106)	(223)	(104)	(4)	(108)	(216)
Employee contributions	—	—	17	17	—	—	17	17
Special termination benefits	—	—	(37)	(37)	—	—	(5)	(5)
Past service costs including (losses)/gains on curtailments	17	—	3	20	56	—	9	65
Settlements	—	—	7	7	—	—	(2)	(2)
Actual return on plan assets (excluding amounts in net finance income/charge)	1,109	206	179	1,494	1,233	588	564	2,385
Change in asset ceiling, excluding amounts included in finance cost	—	—	2	2	—	—	(37)	(37)
Interest cost	(208)	(55)	(182)	(445)	(276)	(82)	(245)	(603)
Interest income (a)	230	60	146	436	292	89	192	573
Actuarial gain/(loss) arising from changes in demographic assumptions	(1)	245	2	246	157	14	12	183
Actuarial gain/(loss) arising from changes in financial assumptions	(806)	(354)	(254)	(1,414)	(955)	(511)	(672)	(2,138)
Actuarial gain/(loss) arising from experience adjustments	(67)	(6)	(5)	(78)	(44)	(15)	47	(12)
Employer contributions	104	12	282	398	94	14	293	401
Benefit payments	—	—	—	—	—	—	—	—
Others	2	(3)	(17)	(18)	—	—	(18)	(18)
Currency retranslation	(36)	—	114	78	78	—	7	85

31 December	1,351	527	(1,591)	287	1,121	425	(1,742)	(196)

(a)	This includes the impact of interest on asset ceiling.
The actual return on plan assets during 2020 was €1,930 million, being €1,494 million of asset returns and €436 million of interest income shown in the tables above (2019: €2,958 million).

Movements in irrecoverable surplus during the year:

	UK	Netherlands	Rest of world	€ million 2020 Total	UK	Netherlands	Rest of world	€ million 2019 Total
1 January	—	—	(37)	(37)	—	—	—	—
Interest income	—	—	(1)	(1)	—	—	—	—
Change in irrecoverable surplus in excess of interest	—	—	2	2	—	—	(37)	(37)
Currency retranslations	—	—	10	10	—	—	—	—

31 December	—	—	(26)	(26)	—	—	(37)	(37)

The duration of the principal defined benefit plan liabilities (representing 96% of total pension liabilities and other post-employment benefit liabilities) and the split of liabilities between different categories of plan participants are:

	UK	Netherlands	Rest of world (a)	2020 Total	UK	Netherlands	Rest of world (a)	2019 Total
Duration (years)	18	18	13	7 to 22	18	19	13	7 to 23
Active members	12%	12%	20%	14%	14%	14%	21%	16%
Deferred members	35%	43%	17%	32%	34%	41%	17%	31%
Retired members	53%	45%	63%	54%	52%	45%	62%	53%

(a)	Rest of world numbers shown are weighted averages by liabilities.

Plan assets
The group of plans within ‘Rest of world’ category in the tables below are not materially different with respect to their risks that would require disaggregated disclosure.
The fair value of plan assets, which are reported net of fund liabilities that are not employee benefits, at the end of the reporting period for each category are as follows:

	€ million 31 December 2020				€ million 31 December 2019
	UK	Netherlands	Rest of world	2020 Total	UK	Netherlands	Rest of world	2019 Total
Total plan assets	12,499	5,587	5,937	24,023	12,122	5,522	6,105	23,749
Assets
Equities total	4,653	1,837	1,694	8,184	4,173	1,831	1,752	7,756
Europe	921	437	506	1,864	930	517	583	2,030
North America	2,740	894	747	4,381	2,312	825	707	3,844
Other	992	506	441	1,939	931	489	462	1,882
Fixed income total	5,819	2,766	3,108	11,693	5,317	2,795	3,250	11,362
Government bonds	3,292	798	1,367	5,457	2,711	765	1,369	4,845
Investment grade corporate bonds	1,167	540	1,111	2,818	1,120	542	1,272	2,934
Other fixed income	1,360	1,428	630	3,418	1,486	1,488	609	3,583
Private equity	274	64	9	347	325	65	6	396
Property and real estate	835	456	332	1,623	916	491	321	1,728
Hedge funds	318	—	62	380	688	—	69	757
Other	470	320	377	1,167	454	289	415	1,158
Other plans	—	—	370	370	—	—	300	300
Assets/fund (liabilities) that are not employee benefits
Derivatives	130	144	(15)	259	249	51	(8)	292
The fair values of the above equity and fixed income instruments are determined based on quoted market prices in active markets. The fair value of private equity, properties, derivatives and hedge funds are not based on quoted market prices in active markets. The Group uses derivatives and other instruments to hedge some of its exposure to inflation and interest rate risk – the degree of this hedging of liabilities was 70% for interest rate and 70% for inflation for the UK plan and 33% for interest rate and 20% for inflation for the Netherlands plan. Foreign currency exposures in part are also hedged by the use of forward foreign exchange contracts. Assets included in the Other category are cash and insurance contracts which are also unquoted assets.
Equity securities include Unilever securities amounting to €9 million (0.04% of total plan assets) and €12 million (0.05% of total plan assets) at 31 December 2020 and 2019 respectively. Property includes property occupied by Unilever amounting to €29 million and €30 million at 31 December 2020 and 2019 respectively.
The pension assets above exclude the assets in a Special Benefits Trust amounting to €44 million (2019: €54 million) to fund pension and similar obligations in the United States (see also note 17A on page 157).
Sensitivities
The sensitivity of the overall pension liabilities to changes in the weighted key assumptions are:

		Change in liabilities
	Change in assumption	UK	Netherlands	Total
Discount rate	Increase by 0.5%	(8)%	(9)%	(8)%
Inflation rate	Increase by 0.5%	6%	9%	6%
Life expectancy	Increase by 1 year	5%	5%	5%
Long-term medical cost inflation (a)	Increase by 1.0%	0%	0%	3%

(a)	Long-term medical cost inflation only relates to post-retirement medical plans and its impact on these liabilities.
An equivalent decrease in each assumption would have an equal and opposite impact on liabilities.
The sensitivity analyses above have been determined based on reasonably possible changes of the respective assumptions occurring at the end of the reporting period and may not be representative of the actual change. It is based on a change in the key assumption while holding all other assumptions constant. When calculating the sensitivity to the assumption, the same method used to calculate the liability recognised in the balance sheet has been applied. The methods and types of assumptions used in preparing the sensitivity analysis did not change compared with the previous period.

Cash flow
Group cash flow in respect of pensions and similar post-employment benefits comprises company contributions paid to funded plans and benefits paid by the company in respect of unfunded plans. The table below sets out these amounts:

	€ million 2021	€ million	€ million	€ million
	Estimate	2020	2019	2018
Company contributions to funded plans:
Defined benefit (a)	285	266	244	238
Defined contributions	220	203	193	179
Benefits paid by the company in respect of unfunded plans:
Defined benefit	135	132	157	144

Group cash flow in respect of pensions and similar benefits	640	601	594	561

(a)
Following the conclusion of the 2019 Funding valuation of the US Unicare Pension Plan, the Group contributed $100 million into the plan in 2020. Deficit contributions to the US Pension plan are expected to be nil for the following few years.

The Group’s funding policy is to periodically review the contributions made to the plans while taking account of local legislation.
4C. Share-based compensation plans
The fair value of awards at grant date is calculated using observable market price. This value is expensed over their vesting period, with a corresponding credit to equity. The expense is reviewed and adjusted to reflect changes to the level of awards expected to vest, except where this arises from a failure to meet a market condition. Any cancellations are recognised immediately in the income statement.
As at 31 December 2020 the Group had share-based compensation plans in the form of performance shares and other share awards. Following Unification (see note 1 for more information on Unification), all continuing plans are now awarded in shares of PLC, and awards and rights under plans in existence at the time of Unification have been converted into awards and rights over PLC shares. Unification does not result in modification to the previously granted awards, any shares that vest will be PLC shares.
The numbers in this note include those for Executive Directors and key management shown in note 4A on page 122. Non-Executive Directors do not participate in any of the share-based compensation plans.
The charge in each of the last three years is shown below, and relates to equity-settled plans:

	€ million	€ million	€ million
Income statement charge	2020	2019	2018
Performance share plans	(98)	(142)	(183)
Other plans	(10)	(9)	(13)

	(108)	(151)	(196)

Performance share plans
Performance share awards are made in respect of the Management
Co-Investment
Plan (MCIP). Awards for the Global Share Incentive Plan (GSIP) were last made in February 2018 and vested in February 2021. No further MCIP or GSIP awards will be made. The awards of each plan will vest between 0 and 200% of grant level, subject to the level of satisfaction of performance measures.
The MCIP allowed Unilever’s managers to invest up to 100% of their annual bonus (a minimum of 33% and maximum of 67% for Executive Directors) in shares in Unilever, and to receive a corresponding award of performance-related shares. The performance measures for MCIP are underlying sales growth, underlying EPS growth, return on invested capital and sustainability progress index for the Group. MCIP awards made will vest after four years.
Under the GSIP, Unilever’s managers received annual awards of PLC shares. The performance measures for GSIP are underlying sales growth, underlying operating margin, and cumulative operating cash flow for the Group. There is an additional target based on relative total shareholder return for senior executives. GSIP awards vest after three years.
A summary of the status of the Performance Share Plans as at 31 December 2020, 2019 and 2018 and changes during the years ended on these dates is presented below:

	2020 Number of shares	2019 Number of shares	2018 Number of shares
Outstanding at 1 January	11,137,801	13,634,518	13,684,747
Awarded	4,395,633	4,538,771	6,870,882
Vested	(3,240,738)	(6,041,011)	(5,854,388)
Forfeited	(921,260)	(994,477)	(1,066,723)

Outstanding at 31 December	11,371,436	11,137,801	13,634,518

	2020	2019	2018
Share award value information
Fair value per share award during the year	€43.91	€48.22	€42.44

Additional information
At 31 December 2020 shares in PLC totalling 12,283,872 were outstanding in respect of share-based compensation plans of PLC and its subsidiaries, including North American plans. At 31 December 2019 shares in NV and PLC totalling 11,944,106 were outstanding in respect of share-based compensation plans of NV, PLC and its subsidiaries, including North American plans.
Shortly before Unification, 4,523,367 NV and PLC ordinary shares, 892,155 NV NYRSs and 468,989 PLC ADSs held by NV in connection with share-based compensation plans were transferred to an employee share ownership trust that will satisfy the awards granted. At 31 December 2020 the employee share ownership trust held 5,884,511 PLC shares and PLC and its subsidiaries held 1,382,155 PLC shares which are held as treasury shares. At 31 December 2019 PLC and NV shares totalling 12,419,009 were held by NV as treasury shares. In the future either the employee share ownership trust or subsidiaries of PLC will buy PLC shares in the open market to satisfy share-based payment obligations.
The book value of €483 million of the shares held by the trust and by Unilever PLC and its subsidiaries in respect of share-based compensation plans is eliminated on consolidation by deduction from other reserves (2019: €640 million of shares were held as treasury shares by NV). Their market value at 31 December 2020 was €357 million (2019: €635 million).
Shares held to satisfy awards are accounted for in accordance with IAS 32 ‘Financial Instruments: Presentation’. All differences between the purchase price of the shares held to satisfy awards granted and the proceeds received for the shares, whether on exercise or lapse, are charged to reserves.
Between 31 December 2020 and 23 February 2021 (the latest practicable date for inclusion in this report), nil shares were granted, 2,232,282 shares vested and 43,435 shares were forfeited related to the Performance Share Plans.